                                                                   Exhibit 10.23


                        COMMON STOCK PURCHASE AGREEMENT


          This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") dated as of June 9, 1998 is entered into by Orthovita, Inc., a Pennsylvania corporation (the "Company"), and Howmedica Inc., a Delaware corporation (the "Purchaser").

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Reference to Definitions. For convenience, certain terms used in more
          ------------------------
than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

          "Change of Control" means the sale, transfer or other disposition by Pfizer Inc. of equity securities constituting more than 50% of the aggregate voting interests of Purchaser.

          "Charter Documents" means an entity's certificate or articles of incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, operating agreement, joint venture agreement or similar document governing the entity.

          "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, par value $.01 per share, of the Company.

          "Company" is defined in the preamble.

          "Contract" means any written or oral contract, agreement, lease, plan, instrument or other document or commitment, arrangement, undertaking, practice or authorization that is binding on any Person or its property under applicable law.

          "Court Order" means any judgment, decree, injunction, order or ruling of any Federal, state, local or foreign court or governmental or regulatory body or arbitrator or authority that is binding on any Person or its property under applicable law.
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          "Default" means (a) a breach, default or violation, (b) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or cause an Encumbrance to arise or (c) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a right to receive damages or a payment of penalties.

          "Encumbrances" means any lien, mortgage, security interest, pledge, restriction on transferability or voting, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

          "Initial Public Offering" means the offering of Common Stock as contemplated by the Preliminary Prospectus.

          "Law" means any statute, law, ordinance, regulation, order or rule of any federal, state, local, foreign or other governmental agency or body or of any other type of regulatory body, including those covering environmental, energy, safety, health, transportation, bribery, recordkeeping, zoning, antidiscrimination, antitrust, wage and hour, and price and wage control matters.

          "Litigation" means any lawsuit, action, arbitration, administrative or other proceeding, criminal prosecution or governmental investigation or inquiry.

          "Material Adverse Effect" means a material adverse effect on the financial condition or results of operations of the Company.

          "Ordinary course" or "ordinary course of business" means the ordinary course of business that is consistent in nature and, where relevant, amount with past practices.

          "Permit" means any governmental permit, license, registration, certificate of occupancy, approval and other authorization.

          "Person" means any natural person, corporation, partnership, proprietorship, association, trust or other legal entity.

          "Preliminary Prospectus" means the Company preliminary prospectus dated May 28, 1998 which is part of the Company's Registration Statement on Form S-1 (File No. 333-51689).

          "Purchase Price" means $3,500,000.

          "Registration Expenses" means the expenses so described in Section
7(c).


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

          "Restricted Stock" means (i) the Shares and (ii) any securities issued or to be issued with respect to the Shares by way of a stock dividend or stock split or in connection with a combina tion of shares, recapitalization, merger, consolidation or other reorganization, provided such securities have voting rights with respect to the election of directors and other matters presented generally to the stockholders of the Company for consideration and have unlimited rights with respect to dividends and the proceeds of any liquidation of the Company. As to any particular shares of Restricted Stock, such shares will cease to be Restricted Stock (i) when they have been effectively registered under the 1933 Act and disposed of in accordance with the registration state ment covering them, (ii) the date when they are sold under Rule 144 under the Securities Act (or any similar provision then in force), or (iii) the date when they become eligible for sale pursuant to Rule 144 (k) under the Securities Act (or any similar provision then in force).

          "Selling Expenses" means the expenses so described in Section 7(c).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" collectively means the Initial Shares and, if any, the Additional Shares.

          "Transactions" means the purchase and sale of the Shares and the consummation of the other transactions contemplated by this Agreement.

2.        Purchase and Sale of Securities.  The Company hereby sells to the
          --------------------------------
Purchaser, and the Purchaser hereby purchases from the Company, 350,000 shares of Common Stock (the "Initial Shares") at a purchase price of $10.00 per share, or $3,500,000 in the aggregate. If the Initial Public Offering is consummated prior to October 31, 1998 and the price per share (the "IPO Price") of such Offering is less than $11.00 per share, then the Company shall sell to Purchaser, and the Purchaser shall purchase from the Company, such number of additional shares of Common Stock (the "Additional Shares") for a purchase price per share of $.01 such that the average price paid by Purchaser for all of the Shares is equal to .90 of the IPO price.

3.        Closing.
          --------

          3.1  Location; Date.  The closing of the Transactions (the "Closing")
               --------------
shall take place on the date hereof at the offices of Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103 or such other time and place as the parties may agree.

          3.2  Closing Conditions.  The obligations of the parties hereunder
               ------------------
shall be subject to the satisfaction or waiver of the following conditions:

          a. the obligations of the Company at the Closing shall be subject to the Purchaser delivering or causing to be delivered:

              (i)   the Purchase Price;


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

              (ii) such other agreements, documents and instruments contemplated by this Agreement and such other items as may be reasonably requested the Company;

          b. The obligations of the Purchaser at the Closing shall be subject to the Company delivering or causing to be delivered:

              (i)   payment instructions regarding the Purchase Price;

              (ii)  certificates representing the Shares;

              (iii) a Certificate of the Secretary of State of the Commonwealth of Pennsylvania as to the valid subsistence of the Company;

              (iv) a copy of the Articles of Incorporation of the Company, and all amendments thereto, certified by the Secretary of State of the Commonwealth of Pennsylvania;

              (v) such other agreements, documents and instruments contemplated by this Agreement and such other items as may be reasonably requested the Purchaser.

  4.      Representations and Warranties of the Company.   The Company hereby
          ---------------------------------------------
represents and warrants to the Purchaser that as of the date hereof:

          4.1  Organization, Standing and Qualification.  The Company is a
               ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Company has previously delivered to the Purchaser true, correct and complete copies of its Charter Documents and bylaws and has previously made available for inspection by the Purchaser the Company's complete corporate minute and stock books.

          4.2  Authorization.  The Company has the requisite power and authority
               -------------
to own its property and carry on its business as currently conducted, and to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it. Each Transaction Document executed and delivered by the Company as of the date hereof has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

          4.3  Consents and Approvals.   There is no Litigation pending, or to
               ----------------------
the knowledge of the Company, threatened, by or against or affecting the Company in connection with or relating to the Transactions or any action to be taken in connection herewith or therewith or the


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

consummation thereof. Neither the execution or delivery by the Company of the Transaction Documents, nor the performance of the Transactions to be performed by it thereunder, will require any filing, consent or approval, constitute a Default or cause any payment obligation to arise under (a) any Law or Court Order to which the Company is subject, (b) the Charter Documents or bylaws of the Company or (c) any Contract, Permit or other document to which the Company is a party or by which its business may be subject.

          4.4  Capitalization. The authorized and outstanding shares of capital
               --------------
stock of the Company are as set forth in the Preliminary Prospectus. All of the Company's outstanding shares of capital stock are, and all of the Initial Shares outstanding immediately following consummation of the Transactions will be, duly and validly authorized and issued, fully paid and non-assessable, and, based on the representations and warranties of the Purchaser herein, all of such shares have been, or will be upon the Closing, issued in compliance with all Federal and state securities laws. If issued, the Additional Shares will be, duly and validly authorized and issued, fully paid and non-assessable, and, based on the representations and warranties of the Purchaser herein, all of such Additional Shares will have been issued in compliance with all Federal and state securities laws.

          4.5  Preliminary Prospectus.  The Preliminary Prospectus does not
               ----------------------
include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they are made not materially misleading

          4.6  Finder's Fees.  Except as set forth in the Disclosure Letter, no
               -------------
Person retained by the Company is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

  5.      Representations and Warranties of the Purchaser.  The Purchaser hereby
          ------------------------------------------------
represents and warrants to the Company that:

          5.1  Status.  Purchaser is a corporation organized under the laws of
               ------
the State of Delaware. The Purchaser has the requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it thereunder, and such execution, delivery and performance by it have been duly authorized by all necessary action.

          5.2  Authorization. The Purchaser has the requisite power and
               -------------
authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by the Purchaser have been duly authorized by all necessary action. Each Transaction Document executed and delivered by the Purchaser has been duly executed and delivered it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.


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

          5.3  Consents and Approvals.  There is no Litigation pending, or to
               ----------------------
the knowledge of the Purchaser, threatened, by or against or affecting the Purchaser in connection with or relating to the Transactions or any action to be taken in connection herewith or therewith or the consummation thereof. Neither the execution and delivery by the Purchaser of the Transaction Documents to which it is a party, nor the performance of the Transactions to be performed by it thereunder, will require any filing, consent or approval or constitute a Default under (a) any Law or Court Order to which it is subject, (b) its Charter Documents or bylaws or (c) any Contract, Permit or other document to which it is a party or by which its properties or other assets may be subject. The Purchaser has obtained all consents, approvals, authorizations or orders of third parties, including governmental authorities, necessary for the authorization, execution and performance of this Agreement and the Transactions by the Purchaser.

          5.4  Finder's Fees.  No Person retained by the Purchaser is or will be
               -------------
entitled to any commission or finder's or similar fee in connection with the Transactions.

          5.5  Investment Representations.
               --------------------------

               (a) The Purchaser acknowledges that none of the Shares have been registered under the Securities Act or the securities laws of any state, and the Shares acquired by it cannot be resold unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. The Purchaser acknowledges that the Company may, before effecting a transfer of any of the Shares, require an opinion of counsel, in form satisfactory to the Company, that any transfer not being made pursuant to applicable federal and state registration requirements may be made pursuant to an exemption from such registration requirements.

               (b) The Purchaser is acquiring its Shares for its own account for investment and not either: (i) with a view to, or for sale in connection with, any distribution thereof; or (ii) with any present intention of distributing or selling the same. The Purchaser has no present or contemplated agreement, obligation, indebtedness or commitment providing for the disposition of the Shares.

               (c) The Purchaser is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

               (d) The Purchaser has been provided with or been given complete access to all of the financial and other information requested by the Purchaser or deemed by the Purchaser to be necessary or material for it to make an analysis and decision concerning the investment contemplated by this Agreement.

               (e) The Purchaser has substantial experience in investing and acknowledges that it is able to bear the economic risk of an investment in the Shares and has such


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

knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

  6.      Payment of Expenses.  Each party hereto shall pay its own expenses for
          -------------------
lawyers, accountants, consultants, brokers, finders and other advisors (hired or otherwise retained or engaged by such party) with respect to the Transactions.

 7.       Piggy-back Registration Rights.
          ------------------------------

          (a) If the Company at any time (other than in connection with the Initial Public Offering) proposes to register for its own account any of its Common Stock under the Securities Act for sale to the public (except with respect to registration statements on Forms S-8, S-4, any successor form thereto or any other form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 20 days after receipt of any such notice, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. If the managing underwriters of any such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration would exceed the number that can be sold in such offering without adversely affecting the price at which shares could be sold in the offering, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; second, shares of capital stock requested to be included in such registration by those Persons with the right to include shares in such a registration pursuant to the terms of that certain Registration Rights Agreement dated April 11, 1997 among the Company and certain shareholders of the Company; and third, any shares of capital stock (including the Restricted Stock) requested to be included in such registration by any other holders of capital stock of the Company who or which also have registration rights, in each case within each such group, pro rata on the basis of the respective shares of capital stock requested for sale by them.

          (b) If and whenever the Company is required by the provisions of
Section 7 to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

              (i) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the completion of the distribution; provided, however, the Company shall not be required to keep any registration statement effective for more than 90 days. The Company will provide the holders of Restricted Stock included in such registration with the opportunity to review and comment on such registration statement. Notwithstanding the provisions of this Section 3(a), the Company's obligations to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 180 days if there exists


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

at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed;

                (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 7(b)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                (iii) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                (iv) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, to consent to general service of process or taxation in any such jurisdiction or cause any shareholder to surrender such shareholder's shares of capital stock or place such shares in escrow;

                (v) use its best efforts to list or include the Restricted Stock on the principal securities exchanges (including, for this purpose, EASDAQ or NASDAQ), if any, on which the Common Stock is then being traded;

                (vi) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. All such individuals exercising his right under this Section 7(b)(vi) shall, prior to exercising such right, execute a confidentiality agreement in a form reasonably acceptable to the Company.

                (vii) In connection with each registration hereunder, the selling holders of Restricted Stock shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.


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

                (viii) In connection with each registration pursuant to Section 7 covering an underwritten public offering, the Company and each seller of Restricted Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided and any other participating underwriters in such form and containing such provisions as is reasonably satisfactory to the Company and as are customary in the securities business for such an arrangement between such underwriters and companies of the Company's size and investment stature.

          (c) All expenses incurred by the Company in complying with Section 7, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding fees and expenses of any counsel or accountants retained by holders of Restricted Stock, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock and fees and expenses of any counsel or accountants retained by holders of Restricted Stock are called "Selling Expenses." The Company shall pay all Registration Expenses in connection with any registration statement pursuant to Section 7. All Selling Expenses in connection with any registration statement filed pursuant to Section 7 shall be borne by the participating sellers.

          (d) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 7, the Company shall indemnify and hold harmless each seller of such Restricted Stock thereunder and each other person, if any, who controls such seller, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by any such seller pertaining to such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement.

          (e) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 7, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, furnished in writing by such seller specifically for use in such registration statement.

          (f) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party hereunder, will notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party unless such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party (other than the statutory defenses contemplated by Section 11(b) of the Securities Act) or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select in the aggregate one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.


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

          (g) No indemnifying party shall be liable for any amounts paid in a settlement effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (h) If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the untrue statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any untrue statement or omission in question has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

  8.      Lock-up.  In connection with the Initial Public Offering, for good and
          -------
valuable consideration, the Purchaser shall execute the a form of lock-up agreement containing reasonable and customary provisions and in the same form that is executed by other shareholders of the Company. In addition, if a Change of Control occurs prior to June 9, 1999, the Purchaser hereby irrevocably agrees that for a period of 90 days after the date of the Change of Control (the "Effective Date"), not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any of the Shares or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise without the prior written consent of the Company. The foregoing shall be binding upon the transferees, successors and assigns of the Purchaser. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Section 8.

9.        Press Releases.  Any publication or proposed publication by the
          --------------
Company of a press release or other document which either (i) is intended for distribution to the general public or (ii) is to be published in connection with equity or debt financing of the Company, and which refers to the Purchaser in connection with its collaboration with the Company, shall require the prior consent of the Purchaser in relation (only) to the references therein to the Purchaser or such collaboration. Notwithstanding the foregoing, if the Company is required by any governmental agency or authority or any competent authority, or is required pursuant to an order of any court or the rules or regulations of any other body having jurisdiction over the Company to disclose any information or make any statement which includes information concerning the Purchaser, the Company will use all reasonable endeavors to notify the Purchaser and obtain the prior consent of the Purchaser to disclosure of such information concerning the Purchaser. The Company will use all reasonable efforts to notify the Purchaser of any proposed publication or disclosure reasonably in advance. In its review of any proposed publication or disclosures by the Company, the Purchaser will use all reasonable efforts to meet any timing schedule for such publication as is requested by the Company. For purposes of this clause, the Purchaser shall provide to the Company a list of names and contact details of certain of its officers who may provide any consent required by this clause, which the Purchaser may update from time to time by notice in writing to the Company.

10.       Rights of First Refusal and Negotiation.
          ---------------------------------------

          (a) At such time or times as the Company proposes to enter into any Transaction (as hereinafter defined) relating to the "Product" (as defined in that certain Development and License Agreement dated as of the date hereof between the Company and the Purchaser), excluding screw augmentation and vertebroplasty, with any third party, the Company shall first notify Purchaser with respect to each such Transaction. For a period not to exceed 60 days from the date of such notice, the Company shall negotiate in good faith exclusively with Purchaser with respect to such Transaction. If Purchaser and the Company have not entered into an agreement in principle (subject to necessary corporate approvals by each of the parties) regarding such Transaction within such 60-day period, or if such Transaction has not been consummated within 45 days from the date of such agreement in principle, the Company shall be free to consummate a Transaction relating to the Product, with any third party, provided, however, any such Transaction with any third party shall be on principal terms, taken as a whole, not materially less favorable to the Company than the least favorable terms (to the Company) last proposed by or to Purchaser. If during said 60-day period the Company propose terms to Purchaser and Purchaser does not respond with alternative terms within said 60-day period, the Company may thereafter enter into the Transaction with a third party without further obligation to Purchaser. If following the 60 and 45 day periods specified above, a change in the principal terms of the Transaction requires the Company to propose the Transaction to Purchaser again, the 60 and 45 day periods, specified above, shall each be reduced to 30 days.

          (b) At such time or times as the Company proposes to enter into any Transaction relating to other technologies (hereinafter called "Other Technologies"), excluding Vitagraft with any third party, the Company shall first notify Purchaser with respect to each such

Transaction. For a period not to exceed 60 days from the date of such notice, the Company shall negotiate in good faith exclusively with Purchaser with respect to such Transaction. If Purchaser and the Company have not entered into an agreement in principle (subject to necessary corporate approvals by each of the parties) regarding such Transaction within such 60-day period, or if such Transaction has not been consummated within 45 days from the date of such agreement in principle, the Company shall be free to consummate a Transaction relating to Other Technologies with any third party, provided, however, any such Transaction with any third party shall be on principal terms, taken as a whole, not materially less favorable to the Company than the least favorable terms (to the Company) last proposed by or to Purchaser. If during said 60-day period the Company proposes terms to Purchaser and Purchaser does not respond with alternative terms acceptable to Purchaser within said 60-day period, the Company may thereafter enter into the Transaction with a third party without further obligation to Purchaser. If, following the 60 and 45 day periods specified above, a change in the principal terms of the Transaction requires the Company to propose the Transaction to Purchaser again, the 60 and 45 day periods, specified above, shall each be reduced to 30 days.

          (c) As used in this Section (i) "Transaction" shall mean any license or other transfer to an unaffiliated third party of rights to manufacture or distribute the Product or one or more of the Other Technologies, as applicable, or products incorporating such technology, in each case within the Field; provided that a Transaction shall not include such a license or transfer to an entity that acquires substantially all of the business or assets of the Company; and (ii) "Field" shall mean human orthopedic applications.

          (d) In the event the Board of Directors of the Company shall decide to commence discussions with any party with respect to the sale of the Company, whether through merger, stock exchange or sale of all or substantially all of its assets (an "Acquisition"), the Company shall promptly provide Purchaser with notice of such decision in writing and shall negotiate with Purchaser with respect to an Acquisition for a period not exceed 60 days from the date of notice to Purchaser, provided, however, that during such period the Company shall not be precluded from concurrently negotiating with respect to an Acquisition with any third party. In the event that Purchaser and the Company do not reach a written agreement in principle (subject to necessary corporate approvals) with respect to the major terms of an Acquisition within such 60 day period, or in the event an Acquisition is not consummated within 120 days from the date a written agreement in principle is reached with Purchaser, then the Company shall be free to consummate any Acquisition it deems appropriate without further obligation or notice to Purchaser.

          (e) Purchaser's rights of first negotiation/refusal set forth in this Section shall terminate (i) in the event the Company consummates the Acquisition, as defined in Section (d) above, or (ii) at such time as the License Agreement dated as of the date hereof between the Company and the Purchaser terminates, whichever event occurs first. The Purchaser's rights regarding the Product, as set forth in Section (a) above, shall expire in any event on the fifth anniversary of the first commercial sale of the Product.

11.     Contents of Agreement.  This Agreement, together with the other
        ---------------------
Transaction Documents, sets forth the entire understanding of the parties hereto with respect to the Transactions and supersedes all prior agreements or understandings among the parties regarding those matters.

12.     Amendment, Parties in Interest, Assignment, Etc.  This Agreement may
        ------------------------------------------------
be amended, assigned, modified or supplemented only by a written instrument duly executed by each of the parties hereto. If any provision of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

13.     Interpretation.  Unless the context of this Agreement clearly requires
        --------------
otherwise, (a) references to the plural include the singular, the singular the plural, and the part the whole, (b) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

14.     Notices.
        -------

        All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto given in accordance with the foregoing notice procedures:

        If to the Company:

               Orthovita, Inc.
               285 Great Valley Parkway
               Malvern, Pennsylvania 19355
               FAX: (610) 640-1714
               Attention: Chief Executive Officer
          with a required copy to:

               Stephen M. Goodman, Esq.
               Morgan, Lewis & Bockius LLP
               2000 One Logan Square
               Philadelphia, PA 19103
               FAX (215) 963-5299

          If to the Purchaser:

               Howmedica Inc.
               359 Veterans Boulevard
               Rutherford, New Jersey  07070
               FAX: 201-507-6995
               Attention: President


15.     Governing Law.   This Agreement shall be construed and interpreted in
        -------------
accordance with the laws of the Commonwealth of Pennsylvania, without regard to its provisions concerning conflict of laws.

16.     Counterparts.  This Agreement may be executed in two or more
        ------------
counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the day and year first written above.


                         ORTHOVITA, INC.


                         By:
                            ------------------------------
                         Title:


                         HOWMEDICA, INC.


                         By:
                            ------------------------------
                         Title: